UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

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Invesco V.I. Leisure Fund and Invesco V.I. Capital Appreciation Fund
THIS DOCUMENT IS FOR INVESCO INTERNAL USE ONLY
On December 1, 2011, Invesco filed prospectus stickers announcing the proposed fund merger. The information below lists the proposed merger and general information.
The information in this document can be found in the definitive proxy statement dated January 18, 2012.

Target Fund	Acquiring Fund
Invesco V.I. Leisure Fund	Invesco Van Kampen V.I. Capital Growth Fund*
Invesco V.I. Capital Appreciation Fund

*	Effective upon the closing of the Reorganization (defined below), the Invesco Van Kampen V.I. Capital Growth Fund will be renamed as the Invesco Van Kampen V.I. American Franchise Fund.
Board Considerations in Approving the Reorganization
In evaluating the reorganization, the Board considered a number of factors including:
•	Investment objectives, policies and restrictions

•	Portfolio management

•	Portfolio composition

•	The comparative short-term and long-term investment performance

•	The current expense ratios and expense structures, including contractual investment advisory fees

•	The expected federal income tax consequences to the Funds, including any impact on capital loss carry forwards

•	Relative asset size and net purchase (redemption) trends
Comparison of Investment Objectives
The Acquiring Fund and the Target Funds have similar investment objectives, as described below.

Target Funds	Acquiring Fund
Invesco V.I. Leisure Fund	Invesco Van Kampen V.I. Capital Growth Fund
The Fund’s investment objective is long-term growth of capital.	The Fund’s investment objective is to seek capital growth.

Invesco V.I. Capital Appreciation Fund
The Fund’s investment objective is long-term growth of capital.
Comparison of Principal Investment Strategies
With the exception of the Leisure Fund, the principal investment strategies of the target and acquiring funds are similar. The principal investment strategies of the Leisure Fund differ in that it focuses its investments in securities of issuers in the leisure industry, whereas the corresponding Acquiring Fund does not concentrate its investment in any particular industry.
Capital Appreciation Fund (Target Fund) into VK Capital Growth Fund (Acquiring Fund)

Invesco V.I. Leisure Fund and Invesco V.I. Capital Appreciation Fund
THIS DOCUMENT IS FOR INVESCO INTERNAL USE ONLY
     The principal investment strategies of the Capital Appreciation Fund and the Acquiring Fund are similar. Each Fund invests primarily in equity securities of companies with growth potential and use the same stock selection strategies; however, the Capital Appreciation Fund invests in equity securities of issuers of all capitalizations, whereas the Acquiring Fund focuses on large capitalization companies. In addition, the Acquiring Fund may invest in real estate investment trusts (“REITs”) as a principal investment strategy, whereas the Capital Appreciation Fund does not principally invest in REITs.
     The Acquiring Fund invests in a portfolio of securities consisting primarily of common stocks that Invesco Advisers believes have strong earnings growth. The Capital Appreciation Fund invests primarily in equity securities of issuers of all market capitalizations, and focuses on securities of issuers exhibiting long-term, sustainable earnings and cash flow growth that is not yet reflected in investor expectations or equity valuations.
     Each Fund may invest up to 25% of its total assets in securities of foreign issuers. The Acquiring Fund’s principal investment strategies specify that the Fund may invest in securities of issuers determined by Invesco Advisers to be in developing or emerging market countries, and in securities of foreign issuers in the form of depositary receipts. The Capital Appreciation Fund does not include developing and emerging market securities as part of its principal investment strategies.
     The Acquiring Fund also may invest up to 10% of its total assets in REITs, and may purchase and sell options, futures contracts and options on futures, which are derivatives, for various portfolio management purposes and to mitigate risks. The Capital Appreciation Fund does not identify REITs or derivatives as principal investments. The Acquiring Fund also engages in active and frequent trading of portfolio securities in attempting to meet its investment objective, whereas the Capital Appreciation Fund does not engage in active and frequent trading as a principal investment strategy.
     The Acquiring Fund and the Capital Appreciation Fund utilize a bottom-up stock selection process designed to produce alpha, and a disciplined portfolio construction process designed to manage risk. Both Funds will consider whether to sell a particular security when a company hits the price target, a company’s fundamentals deteriorate or the catalysts for growth are no longer present or reflected in the stock price.
Leisure Fund (Target Fund) into VK Capital Growth Fund (Acquiring Fund)
     The principal investment strategies of the Leisure Fund and the Acquiring Fund are similar in that each Fund invests primarily in equity securities. However, the Leisure Fund concentrates its investments on common stocks of issuers in the leisure sector, whereas the Acquiring Fund does not focus its investments in particular industries.
     The Acquiring Fund invests in a portfolio of securities consisting primarily of common stocks that Invesco Advisers believes have strong earnings growth. In contrast, the Leisure Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of issuers engaged primarily in the design, production, and distribution of products and services related to leisure activities of individuals (the leisure sector). The principal type of equity securities purchased by the Leisure Fund is common securities. In complying with the 80% requirement, the Leisure Fund may include synthetic instruments that have economic characteristics similar to the Fund’s direct investments that are counted towards the 80% investment requirement.
     The Acquiring Fund may invest up to 25% of its total assets in securities of foreign issuers, whereas the Leisure Fund may invest up to 25% of its total assets in foreign securities of issuers doing business in the leisure-related industries. In addition, the Acquiring Fund’s principal

Invesco V.I. Leisure Fund and Invesco V.I. Capital Appreciation Fund
THIS DOCUMENT IS FOR INVESCO INTERNAL USE ONLY
investment strategies include investments in securities of issuers determined by Invesco Advisers to be in developing or emerging market countries, and in securities of foreign issuers in the form of depositary receipts. The Leisure Fund does not include developing and emerging market securities as part of its principal investment strategies.
     The Acquiring Fund also may invest up to 10% of its total assets in REITs, and may purchase and sell options, futures contracts and options on futures, which are derivatives, for various portfolio management purposes and to mitigate risks. The Leisure Fund does not include REITs or derivatives as principal investments. The Acquiring Fund also engages in active and frequent trading of portfolio securities in attempting to meet its investment objective, whereas the Leisure Fund does not engage in active and frequent trading as a principal investment strategy.
Portfolio Management

Target Funds		Acquiring Fund
Invesco V.I. Leisure Fund	Invesco V.I. Capital Appreciation Fund	Invesco Van Kampen V.I. Capital Growth Fund
Ido Cohen	Erik Voss	Erik Voss
Juan Hartsfield	Ido Cohen	Ido Cohen
Historical Performance
The table below compares the performance history of the Acquiring Fund’s oldest share class to the performance history of the comparable class of the Target Fund as of September 30, 2010. Since inception performance is only provided for share classes with less than 10 years of performance history.

Average Annual Total Returns*
			10 Years
			or Since
Target Funds	1 Year	5 Years	Inception
Van Kampen V.I. Capital Growth Fund (Acquiring Fund) — Series I (Inception 07/03/1995)[1]	(0.43)%	2.02%	1.61%
V.I. Leisure Fund (Target Fund) — Series I (Inception 04/30/2002)	0.02%	(1.52)%	2.38%
V.I. Capital Appreciation Fund (Target Fund) — Series I (Inception 05/05/1993)	(2.64)%	(3.99)%	1.09%

1.	The returns shown for periods prior to June 1, 2010, are those of a predecessor fund that was reorganized into the Fund on June 1, 2010. The returns shown for periods after June 1, 2010 are those of the Fund. The inception date provided is that of the predecessor Fund.
Fund Assets
As of June 30, 2011, Invesco V.I. Leisure Fund had net assets of approximately $20,500,521, and Invesco V.I. Capital Appreciation Fund had net assets of approximately $654,146,297, compared to net assets of Invesco Van Kampen V.I. Capital Growth Fund of approximately $265,464,143.

Invesco V.I. Leisure Fund and Invesco V.I. Capital Appreciation Fund
THIS DOCUMENT IS FOR INVESCO INTERNAL USE ONLY
Expenses
The table below provides a summary comparison of the expenses of each Target Fund and the Acquiring Fund, as well as estimated expenses on a pro forma basis giving effect to the proposed Reorganizations. The pro forma expense ratios show projected estimated expenses but actual expenses may be greater or less than those shown.

Expense Table*
	Current			Combined Pro Forma
			Acquiring	Both Target	Leisure Fund +
	Target Funds		Fund	Funds +	Acquiring Fund
				Acquiring Fund	(assumes only
	V.I.	V.I. Capital	Van Kampen	(assumes all	one
	Leisure	Appreciation	V.I. Capital	Reorganizations	Reorganization
	Fund	Fund	Growth Fund	are completed)	is completed)
	Series I	Series I	Series I	Series I	Series I
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.62%	0.70%	0.67%	0.70%
Distribution and Service (12b-1) Fees	None	None	None	None	None
Other Expenses	0.90%	0.29%	0.33%	0.30%	0.34%
Total Annual Fund Operating Expenses	1.65%	0.91%	1.03%[1]	0.97%	1.04%
Fee Waiver and/or Expense Reimbursement	0.64%	0.00%	0.09%	0.07%	0.10%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.01%[2]	0.91%[2]	0.94%[2,3]	0.90%[2]	0.94%[2]

*	Expense ratios reflect annual fund operating expenses for the Fund’s fiscal year ended December 31, 2010. Pro Forma numbers are estimates as if the Reorganization(s) had been completed as of January 1, 2010 and do not include the estimated costs of the Reorganization. None of the Target Funds are expected to bear any Reorganization costs. For more information on the costs of the Reorganizations to be borne by the Funds, see “Costs of the Reorganizations” below.

1.	“Total Annual Fund Operating Expenses” have been restated and reflect the reorganization of one or more affiliated investment companies into the Fund.

2.	Invesco Advisers has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After FeeWaiver and/or Expense Reimbursement (excluding certain items discussed below) to the percentages of average daily net assets and until the dates listed in the table below. In determining Invesco Advisers’ obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the limit reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement; and (vi) Acquired Fund Fees and Expenses, which are expenses of underlying investment companies that are paid indirectly as a result of share ownership of the underlying funds, as applicable. Unless the Board and Invesco Advisers mutually agree to amend or continue the fee waiver agreement, it will terminate on date provided in the table. The table below displays the contractual expense limitations and expiration dates of the Target Fund and the Acquiring Fund prior to the Reorganization and the pro forma Acquiring Fund after the Reorganization.

Invesco V.I. Leisure Fund and Invesco V.I. Capital Appreciation Fund
THIS DOCUMENT IS FOR INVESCO INTERNAL USE ONLY

3.	The contractual expense limitations and expiration date stated for the VK Capital Growth Fund become effective July 1, 2012. The currently effective fee waiver/expense limitation agreement for the VK Capital Growth Fund, which will terminate on June 30, 2012, limits the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in Note 2, above) of Series I and Series II shares to 0.84% and 1.09% of average daily net assets, respectively.
Tax Implications
The Reorganization is designed to qualify as a tax-free reorganization for federal income tax purposes.
Shareholders not wishing to participate in the reorganization
If permitted by and in accordance with applicable rules under their contract, they may transfer your account balance out of a Target Fund and into any other investment option made available by their variable annuity contract or variable life insurance policy. However, if they transfer their account balance into another Target Fund, the other Target Fund will also be subject to Reorganization.
Comparison of purchase and redemption procedures, distribution policies and exchange policies
The sales charges, sales charge exemptions, distribution and servicing arrangements, purchase and redemption procedures, and exchange policies for each class of the Target Funds are generally similar to those of the corresponding class of the Acquiring Fund.
For fund specific questions related to this reorganization, please contact the Product Managers, Tiffany Sigler (V.I. Leisure) at x1075 or Greg Holland (V.I. Capital Appreciation) at x2101.

Invesco V.I. Capital Development Fund
THIS DOCUMENT IS FOR INVESCO INTERNAL USE ONLY
On December 1, 2011, Invesco filed prospectus stickers announcing the proposed fund merger. The information below lists the proposed merger and general information.
The information in this document can be found in the definitive proxy statement dated January 18, 2012.

Target Fund	Acquiring Fund
Invesco V.I. Capital Development Fund	Invesco Van Kampen V.I. Mid Cap Growth Fund
Board Considerations in Approving the Reorganization
In evaluating the reorganization, the Board considered a number of factors including:
•	Investment objectives, policies and restrictions

•	Portfolio management

•	Portfolio composition

•	The comparative short-term and long-term investment performance

•	The current expense ratios and expense structures, including contractual investment advisory fees

•	The expected federal income tax consequences to the Funds, including any impact on capital loss carry forwards

•	Relative asset size and net purchase (redemption) trends
Comparison of Investment Objectives
The Acquiring Fund and the Target Funds have similar investment objectives, as described below.

Target Funds	Acquiring Fund
Invesco V.I. Capital Development Fund	Invesco Van Kampen V.I. Mid Cap Growth Fund
The Fund’s investment objective is long-term growth of capital.	The Fund’s investment objective is to seek capital growth.
Comparison of Principal Investment Strategies
     The investment strategies of the Target Fund and the Acquiring Fund are similar, in that each Fund invests primarily in equity securities of mid-capitalization issuers. The Acquiring Fund, however, generally has greater exposure to real estate investment trusts (“REITs”) and may purchase and sell options, futures contracts, and options on futures contracts as part of its principal investment strategy.
     The Acquiring Fund seeks to achieve its investment objective by investing primarily in equity securities of medium-sized companies that are considered to have strong earnings growth. The Acquiring Fund has a policy to invest, under normal circumstances, at least 80% of net assets (including any borrowings for investment purposes) in securities of medium-sized companies at the time of investment. The Target Fund seeks to achieve its investment objective by investing primarily in equity securities of mid-capitalization issuers. The Target Fund’s portfolio generally contains issuers with characteristics of consistent growth and earnings-acceleration. Under current market conditions, both Funds define medium-sized companies by reference to those companies represented in the Russell Midcap» Index (which consists of companies in the capitalization range of approximately $202 million to $19 billion as of October 31, 2011).

Invesco V.I. Capital Development Fund
THIS DOCUMENT IS FOR INVESCO INTERNAL USE ONLY
     Each Fund may invest up to 25% of its total assets in securities of foreign issuers, which for the Acquiring Fund includes issuers determined by Invesco Advisers to be in developing or emerging market countries. The Acquiring Fund may also invest up to 10% of its total assets in REITs, and may purchase and sell options, futures contracts and options on futures contracts, which are derivative instruments, for various portfolio management purposes and to mitigate risks. The Target Fund does not identify REITs or derivatives as principal investments. The Acquiring Fund also may engage in active and frequent trading of portfolio securities in attempting to meet its investment objective, whereas the Target Fund does not engage in active and frequent trading as a principal investment strategy.
     Both Funds emphasize a growth style of investing. The Acquiring Fund generally considers selling an investment when it determines that the holding no longer satisfies its investment criteria. The Target Fund will consider selling or reducing the Fund’s holdings in a security if: (1) it no longer meets their investment criteria; (2) an issuer’s fundamentals deteriorate; (3) a security’s price reaches its valuation target; (4) an issuer is no longer considered a mid-capitalization issuer; and/or (5) a more attractive investment option is identified.
Portfolio Management

Target Funds	Acquiring Fund
Invesco V.I. Capital Development Fund	Invesco Van Kampen V.I. Mid Cap Growth Fund
James Leach	James Leach
Historical Performance
The table below compares the performance history of the Acquiring Fund’s oldest share class to the performance history of the comparable class of the Target Fund as of September 30, 2010. Since inception performance is only provided for share classes with less than 10 years of performance history.

Average Annual Total Returns*
			10 Years
			of Since
Target Funds	1 Year	5 Years	Inception
Van Kampen V.I. Mid Cap Growth Fund (Acquiring) — Series II (inception date: 09/25/2000)	(6.69)%	1.76%	3.87%
V.I. Capital Development Fund (Target) — Series II (inception date: 08/21/2001)	(5.36)%	(2.42)%	3.98%

1.	The returns shown for periods prior to June 1, 2010, are those of a predecessor fund that was reorganized into the Fund on June 1, 2010. The returns shown for periods after June 1, 2010 are those of the Fund. The inception date provided is that of the predecessor Fund.
Fund Assets
As of June 30, 2011, Invesco V.I. Capital Development Fund had net assets of approximately $257,335,539, compared to net assets of Invesco Van Kampen V.I. Mid Cap Growth Fund of approximately $79,829,376.

Invesco V.I. Capital Development Fund
THIS DOCUMENT IS FOR INVESCO INTERNAL USE ONLY
Expenses
The table below provides a summary comparison of the expenses of each Target Fund and the Acquiring Fund, as well as estimated expenses on a pro forma basis giving effect to the proposed Reorganizations. The pro forma expense ratios show projected estimated expenses but actual expenses may be greater or less than those shown.

Expense Table*
Combined Pro
Current			Forma
	Target Funds	Acquiring Fund
Target Fund +
Acquiring Fund
		Van Kampen	(assumes
	V.I. Capital	V.I. Mid Cap	Reorganization
	Development	Growth	is completed)
	Series I	Series I	Series I
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses	0.34%	0.46%[4]	0.34%
Total Annual Fund Operating Expenses	1.09%[2]	1.21%[2,4]	1.09%[2]

*	Expense ratios reflect annual fund operating expenses for the Fund’s fiscal year ended December 31, 2010. Pro Forma numbers are estimates as if the Reorganization(s) had been completed as of January 1, 2010 and do not include the estimated costs of the Reorganization. None of the Target Funds are expected to bear any Reorganization costs. For more information on the costs of the Reorganizations to be borne by the Funds, see “Costs of the Reorganizations” below.

1.	“Total Annual Fund Operating Expenses” have been restated and reflect the reorganization of one or more affiliated investment companies into the Fund.

2.	Invesco Advisers has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed below) to the percentages of average daily net assets and until the dates listed in the table below. In determining Invesco Advisers’ obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the limit reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement; and (vi) Acquired Fund Fees and Expenses, which are expenses of underlying investment companies that are paid indirectly as a result of share ownership of the underlying funds, as applicable. Unless the Board and Invesco Advisers mutually agree to amend or continue the fee waiver agreement, it will terminate on date provided in the table. The table below displays the contractual expense limitations and expiration dates of the Target Fund and the Acquiring Fund prior to the Reorganization and the pro forma Acquiring Fund after the Reorganization.

3.	The contractual expense limitations and expiration date stated for the VK Capital Growth Fund become effective July 1, 2012. The currently effective fee waiver/ expense limitation agreement for the VK Capital Growth Fund, which will terminate on June 30, 2012, limits the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in Note 2, above) of Series I and Series II shares to 0.84% and 1.09% of average daily net assets, respectively.

4.	“Other Expenses” and “Total Annual Fund Operating Expenses” are based on estimated amounts for the current fiscal year.

Invesco V.I. Capital Development Fund
THIS DOCUMENT IS FOR INVESCO INTERNAL USE ONLY
Tax Implications
The Reorganization is designed to qualify as a tax-free reorganization for federal income tax purposes.
Shareholders not wishing to participate in the reorganization
Shareholders may redeem their shares prior to the consummation of the reorganization. If they redeem their shares, they will incur any applicable deferred sales charge, and if they hold shares in a taxable account, they will recognize a taxable gain or loss based on the difference between their tax basis in the shares and the amount they receive for them.
Comparison of purchase and redemption procedures, distribution policies and exchange policies
The sales charges, sales charge exemptions, distribution and servicing arrangements, purchase and redemption procedures, and exchange policies for each class of the Target Funds are generally similar to those of the corresponding class of the Acquiring Fund.
For fund specific questions related to this reorganization, please contact the Product Manager, Greg Holland, at x2101.